CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                       SUPPLEMENTAL RETIREMENT INCOME PLAN







                         Effective as of January 1, 1987
                 As Amended and Restated as of April 1, 1999



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                                     ( ii )
                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                       SUPPLEMENTAL RETIREMENT INCOME PLAN

                                     PURPOSE


The Con Edison Supplemental Retirement Income Plan was effective as of January 1, 1987. Effective as of April 1, 1999, the Con Edison Supplemental Retirement Income Plan has been amended and restated in its entirety and renamed the Consolidated Edison Company of New York, Inc. Supplemental Retirement Income Plan (the "Plan"). The purpose of the Plan is to provide those employees participating in The Consolidated Edison Retirement Plan for Management Employees or any successor plan thereto (the "Management Retirement Plan") benefits which would have been payable under the Management Retirement Plan (i) but for the limitations imposed on qualified plans by Sections 401(a)(17) and 415 of the Internal Revenue Code (the "Code") and (ii) if certain portions of Incentive Awards under the Consolidated Edison Company of New York, Inc. Executive Incentive Plan (the "Executive Incentive Plan") and Basic and Supplemental Salary Deferrals under the Consolidated Edison Company of New York, Inc. Deferred Income Plan (the "Deferred Income Plan") were included in pensionable earnings under the Management Retirement Plan.

The inclusion of portions of Incentive Awards in pensionable earnings shall be effective as of January 1, 1997, and only with respect to Participants who retire under the Management Retirement Plan on or after January 1, 1997.

All benefits payable under this Plan, which is intended to constitute both an unfunded excess benefit plan under Section 3(36) of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and a nonqualified, unfunded deferred compensation plan for a select group of management employees under Title I of ERISA, shall be paid out of the general assets of the Company. The Company may establish and fund a trust in order to aid it in providing benefits due under the Plan.


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                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                       SUPPLEMENTAL RETIREMENT INCOME PLAN


                                TABLE OF CONTENTS




                                                                        Page


PURPOSE..................................................................( i )


ARTICLE I.  DEFINITIONS......................................................1


ARTICLE II.  PARTICIPATION; AMOUNT AND PAYMENT OF BENEFITS...................7

      2.01  Participation....................................................7
      2.02  Amount of Benefits...............................................7
      2.03  Vesting..........................................................9
      2.04  Payment of Benefits..............................................9
      2.05  Reemployment of Former Participant or Retired Participant.......12
      2.06  Additional Benefits.............................................12
      2.07  Transfer to Affiliated Company..................................12

ARTICLE III.  GENERAL PROVISIONS............................................13

      3.01  Funding.........................................................13
      3.02  Discontinuance and Amendment....................................14
      3.03  Termination of Plan.............................................14
      3.04  Plan Not a Contract of Employment...............................15
      3.05  Facility of Payment.............................................15
      3.06  Withholding Taxes...............................................15
      3.07  Nonalienation...................................................16
      3.08  Assumption of Liabilities.......................................16
      3.09  Claims Procedure................................................16
      3.10  Construction....................................................17

ARTICLE IV.  PLAN ADMINISTRATION............................................17

      4.01  Responsibility for Benefit Determination........................17
      4.02  Duties of Plan Administrator....................................18
      4.03  Procedure for Payment of Benefits Under the Plan................18


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               CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                       SUPPLEMENTAL RETIREMENT INCOME PLAN


                             ARTICLE I. DEFINITIONS


The following terms when capitalized herein shall have the meanings assigned below.

 1.01 Affiliated Company shall mean any company other than the Company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under
      Section 414(o) of the Code.

 1.02 Annuity Starting Date shall mean a Participant's "Annuity Starting Date", as that term is defined in the Management Retirement Plan, with respect to benefits payable to the Participant or on the Participant's behalf under the Management Retirement Plan.

1.03 Basic Salary Deferrals shall mean "Basic Salary Deferrals", as that term is defined in the Deferred Income Plan.

1.04 Beneficiary shall mean the person determined in accordance with the provisions of the Management Retirement Plan to receive benefits under the Management Retirement Plan after a Participant's death, such determination to be made without regard to the provisions of any qualified domestic relations order, as defined in Section 414(p) of the Code, applicable to the Management Retirement Plan.

1.05 Board of Trustees shall mean the Board of Trustees of Consolidated Edison Company of New York, Inc. or any successor thereto.

1.06  Change in Control shall mean an event which shall occur if:
      (a) any person, as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 ("Exchange Act"), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act (other than (i) any employee plan established by any "Corporation" (which for these purposes shall be deemed to be the Company and any corporation, association, joint venture, proprietorship or partnership which is connected with the Company either through stock ownership or through common control, within the meaning of Sections 414(b) and (c) and 1563 of the Code), (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company) (a "Person"), is or becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (excluding from the securities beneficially owned by such Person any securities directly acquired from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities;
      (b) during any period of up to two consecutive years (not including any period prior to April 1, 1999) individuals who, at the beginning of such period, constitute the Board cease for any reason to constitute a majority of the directors then serving on the Board, provided that any person who becomes a director subsequent to the beginning of such period and whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved (other than a director (i) whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, or (ii) who was designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph
            (a), (c) or (d) of this Section 1.06) shall be deemed a director as of the beginning of such period;
      (c)   consummation of a merger or  consolidation of the Company with any
            other   corporation   or  approval  of  the   issuance  of  voting
            securities  of  the  Company  in  connection   with  a  merger  or
            consolidation of the Company occurs (other than (i) a merger or consolidation that would result in the voting securities of the
            Company  outstanding   immediately  prior  thereto  continuing  to
            represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of any Corporation, at least 51% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to
            implement   a   recapitalization   of  the   Company  (or  similar
            transaction)  in which no  Person  is or  becomes  the  beneficial
            owner  (as  defined  in   paragraph   (a)   above),   directly  or
            indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than
            in  connection   with  the  acquisition  by  the  Company  or  the
            affiliates of a business) representing 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities); or
      (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to the sale.

      Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction, or series of integrated transactions, immediately following which the record holders of the Common Stock immediately prior to such transaction, or series of integrated transactions, continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of integrated transactions.

1.07 Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.08 Company shall mean Consolidated Edison Company of New York, Inc. or any successor thereto by merger, purchase or otherwise; provided, however, that for purposes of Section 1.06, "Company" shall mean the highest level holding company of Consolidated Edison Company of New York, Inc. (or any successor thereto which continues this Plan) which has publicly traded common stock.

1.09 Deferred Income Plan shall mean the Consolidated Edison Company of New York, Inc. Deferred Income Plan, as amended from time to time.

1.10 Eligible Employee shall mean any person employed by the Company who is participating in the Management Retirement Plan or any other person designated by the Chief Executive Officer of the Company as eligible to participate in the Plan.

1.11 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.12 Excess Benefit Portion shall mean the portion of the Plan which is intended to constitute an unfunded excess benefit plan under Sections 3(36) and 4(b)(5) of Title I of ERISA which provides benefits not otherwise payable under the Management Retirement Plan due to restrictions imposed by Section 415 of the Code.

 1.13 Executive Incentive Plan shall mean the Consolidated Edison Company of New York, Inc. Executive Incentive Plan, as amended from time to time.

1.14 Incentive Award shall mean the "Incentive Award", as that term is defined in the Executive Incentive Plan.

1.15 Management Retirement Plan shall mean The Consolidated Edison Retirement Plan for Management Employees, as amended from time to time.

1.16 Mandatory Deferral Portion shall mean the "Mandatory Deferral Portion", as that term is defined in the Executive Incentive Plan.

1.17 Participant shall mean an Eligible Employee who is participating in the Plan pursuant to Section 2.01 hereof.

1.18 Plan shall mean the Consolidated Edison Company of New York, Inc. Supplemental Retirement Income Plan, as set forth herein or as amended from time to time.

1.19 Plan Administrator shall mean the individual appointed by the Chief Executive Officer of the Company to administer the Plan as provided in
      Article IV.

1.20 Plan Year shall mean the calendar year.

1.21 Select Management Portion shall mean the portion of the Plan, other than the Excess Benefit Portion, which is intended to constitute an unfunded deferred compensation plan for a select group of management or highly-compensated employees under Title I of ERISA.

1.22 Supplemental Salary Deferrals shall mean "Supplemental Salary Deferrals", as that term is defined in the Deferred Income Plan.
ARTICLE II.  PARTICIPATION; AMOUNT AND PAYMENT OF BENEFITS


2.01  Participation
 (a) An Eligible Employee shall participate in the Excess Benefit Portion of the Plan provided such Eligible Employee's pension at the time of payment under the Management Retirement Plan exceeds the limitations imposed by Code Section 415(b) or 415(e).

 (b) An Eligible Employee shall participate in the Select Management Portion of the Plan provided (i) such Eligible Employee's pension at the time of payment under the Management Retirement Plan is limited by reason of the Code Section 401(a)(17) limitation on compensation, (ii) such Eligible Employee's pension at the time of payment under the Management Retirement Plan would have been limited by reason of the Code
      Section 401(a)(17) limitation on compensation if Basic Salary Deferrals and/or Supplemental Salary Deferrals under the Deferred Income Plan had not been made, (iii) such Eligible Employee is awarded an Incentive Award under the Executive Incentive Plan, or (iv) such Eligible Employee meets any other terms and conditions for participation specified by the Chief Executive Officer of the Company.

 (c) Participation in the Plan shall terminate upon the Participant's death or other termination of employment with the Company and Affiliated Companies, unless a benefit is payable under the Plan with respect to the Participant or the Participant's Beneficiary under the provisions of this Article II.

2.02  Amount of Benefits
      A Participant's benefit under the Plan shall be a monthly payment for the life of the Participant and shall, subject to Section 2.07, equal the excess, if any, of (a) over (b) as determined below. In both Sections 2.02(a) and (b), the pension shall be determined prior to any offsets under the Management Retirement Plan for duplicate plan coverage. (a) the monthly pension which would have been payable under the
            Management Retirement Plan, commencing at the Participant's Annuity Starting Date and determined:
      (i) without regard to the provisions of Section 415 of the Code relating to the maximum limitation on benefits;
      (ii)  without  regard  to the  limitation  on  compensation  set  forth in
            Section 401(a)(17) of the Code and its applicable regulations; and
      (iii) as if the definition of compensation (or term of similar import) used for purposes of determining an Eligible Employee's pension benefit under the Management Retirement Plan using the Participant's Final Average Salary included any Basic Salary Deferrals or Supplemental Salary Deferrals under the Deferred Income Plan and any Incentive Award credited on the Participant's behalf under the Executive Incentive Plan; provided, however, that if any portion of the Mandatory Deferral Portion of any Incentive Award credited on the Participant's behalf under the Executive Incentive Plan has been forfeited pursuant to the provisions of the Executive Incentive Plan, such forfeited amount shall not be included; and provided that where Incentive Awards shall be included in determining average compensation, the number of Incentive Awards recognized shall not exceed the averaging period (expressed in whole years); and provided further, however, that with respect to a Participant who is entitled to a deferred pension under the Management Retirement Plan due to cessation of employment because of Disability, the Participant's compensation for the period after such cessation shall not include any Incentive Award credited on the Participant's behalf under the Executive Incentive Plan with respect to any period after such cessation; over
      (b) the monthly pension actually payable to the Participant under the Management Retirement Plan, commencing at the Participant's
            Annuity Starting Date.
      (c) If, after a Participant's Annuity Starting Date, changes to the Code or ERISA permit the Management Retirement Plan to provide for payment of the Participant's pension in an amount greater than that permissible at his Annuity Starting Date, the Participant's monthly benefit, if any, under this Plan shall be reduced by the portion of the Participant's pension thereafter paid from the Management Retirement Plan.
      (d) If the provisions, if any, of the Management Retirement Plan relating to cost-of-living adjustments result in an increase in
            the  benefit  payable  to  a  Participant  or  the   Participant's
            surviving spouse, the percentage of such increase shall be applied to the Participant's or surviving spouse's benefit under this Plan at the same time and by the same percentage such increase is applicable to the Participant's or surviving spouse's benefit under the Management Retirement Plan.

2.03  Vesting
      Subject to the reduction in a Participant's  benefit payable under Section
      2.02 due to the forfeiture of any portion of the Mandatory Deferral Portion of any Incentive Award credited on the Participant's behalf under the Executive Incentive Plan as set forth in Section 2.02(a)(iii), a Participant shall be vested in, and have a nonforfeitable right to, the benefit payable under Section 2.02 at the same time and to the same extent as the Participant is vested in the Participant's "Accrued Pension", as that term is defined in the Management Retirement Plan.

2.04  Payment of Benefits
 (a)  Retirement or Termination of Employment
      (i) Following a Participant's termination of employment with the Company and Affiliated Companies, other than by reason of death,
            the   Participant   shall   receive  the  benefit   payable  under
            Section 2.02, to the extent vested pursuant to Section 2.03, at the same time and, except as provided in subparagraph (ii) below, in the same form as the Participant receives a pension under the
            Management   Retirement   Plan;   provided,   however,   that  the
            determination of such form and timing is made without regard to the provisions of any qualified domestic relations order (as
            defined  in   Section 414(p)   of  the  Code)  applicable  to  the
            Management  Retirement  Plan. If the form of payment is other than a single  life  annuity  over the  life of the  Participant,  such
            benefit   shall  be  adjusted   as  provided  in  the   Management
            Retirement Plan to reflect such different payment form.
      (ii) Notwithstanding the foregoing provisions of clause (i) above and any election the Participant may make under the Management Retirement Plan with respect to a form of payment, a Participant shall receive the benefit provided under this Plan in the form of a lump sum if the value of such lump sum, determined in accordance with subparagraph (iii) below, does not exceed $25,000 and the Plan Administrator determines, in his or her sole discretion, that such lump sum payment is to be made. A lump sum payment pursuant to this subparagraph (ii) shall be made as soon
            as  administratively   practicable  following  the  later  of  the
            Participant's   termination  of  employment  or  Annuity  Starting
            Date.  If a Participant  receives a pension  under the  Management
            Retirement   Plan  in  the  form  of  a  lump  sum  but  the  Plan
            Administrator does not determine that a lump sum will be payable to such Participant under the Plan, payment of the Participant's benefits under the Plan shall be made in any form that may be payable under the Management Retirement Plan, as the Participant elects, other than a lump sum; provided, however, that if the Participant fails to make an election, benefits shall be paid in
            the  form  of  a  single  life   annuity  over  the  life  of  the
            Participant. If a Participant who is to receive the benefit payable under the Plan in the form of a single lump sum payment
            dies  after  the  later  of  the   Participant's   termination  of
            employment or Annuity Starting Date but prior to receiving the lump sum payment, the payment shall be made to the Participant's Beneficiary with the calculation of such payment based on the assumption that payment had been made immediately preceding the Participant's date of death.
      (iii) The calculation of a lump sum payment hereunder shall be based on the Participant's pension determined pursuant to Section 2.02 as if it were paid in the form of a single life annuity to the Participant using the same conversion basis as then in effect under the Management Retirement Plan. The calculation of a lump sum payment hereunder shall be made without regard to the possibility of any future changes after the Participant's Annuity Starting Date in the amount of benefits payable under the Management Retirement Plan because of future changes in the limitations referred to in Section
            2.02. The lump sum payment represents a complete settlement of all benefits due on the Participant's behalf under the Plan.

 (b)  Death Prior to a Participant's Annuity Starting Date
      If a Participant entitled to a vested benefit under the Management Retirement Plan dies (i) while in active service with the Company after meeting the eligibility requirements for a Preretirement Surviving Spouse Benefit under the Management Retirement Plan, or (ii) after terminating employment with entitlement to a pension hereunder but prior to the Participant's Annuity Starting Date, the Participant's spouse shall receive a monthly payment for life commencing at the same time the spouse receives payment under the Preretirement Surviving Spouse Benefit of the Management Retirement Plan. The amount of benefit payable hereunder to such spouse shall be equal to the monthly income which would have been payable to such spouse under the Management Retirement Plan based on the hypothetical benefit as calculated under Section 2.02 hereof.

2.05 Reemployment of Former Participant or Retired Participant If a Participant who terminated employment with the Company is reemployed by the Company, any payment of a benefit shall cease. Upon the Participant's subsequent termination of employment (by death or otherwise), the Participant's pension shall be recomputed and any benefits then payable hereunder shall be reduced, but not below zero, by a benefit of equivalent actuarial value (as determined in accordance with provisions of the Management Retirement
      Plan) to any benefit previously paid under the Plan.

2.06  Additional Benefits
      The Chief Executive Officer of the Company may authorize such other benefits for any Eligible Employee, or class of Eligible Employees, as he or she deems advisable, including, but not limited to, accelerated vesting, increasing age for retirement purposes, and crediting additional service.

2.07  Transfer to Affiliated Company
      If a Participant is transferred to employment with an Affiliated Company and, as a result of such transfer, is no longer an Eligible Employee, the amount under Section 2.02(a) shall be determined as if the Participant terminated employment with the Company and all Affiliated Companies on the date of such transfer.

                         ARTICLE III. GENERAL PROVISIONS


3.01  Funding
 (a) All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company to the extent not paid from the assets of any trust established pursuant to paragraph (b) below.

 (b) The Company may, for administrative reasons, establish a grantor trust for the benefit of Participants in the Plan. Notwithstanding the foregoing sentence, the Company shall, if not already existing upon a Change in Control, within 30 days subsequent to the Change in Control establish a grantor trust for the benefit of the Participants and fund such trust at a level at least equal to the value of the liabilities of the Plan as of the day before the Change in Control occurred. The assets placed in the trust shall be held separate and apart from other Company funds and shall be used for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:
      (i) the creation of the trust shall not cause the Plan to be other than "unfunded" for purposes of Title I of ERISA;
      (ii) the Company shall be treated as "grantor" of the trust for purposes of Section 677 of the Code; and
      (iii) the agreement of the trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Company to satisfy claims of the Company's general creditors and that the rights of such general creditors are enforceable by them under federal and state law.


3.02  Discontinuance and Amendment
      The Company reserves the right, by action of the Board of Trustees, to discontinue benefit accruals under the Plan at any time; and further reserves the right, by action of the Board of Trustees or the Plan Administrator, to modify or amend the Plan, in whole or in part, at any time. However, no modification, amendment, or discontinuance shall adversely affect the right of any Participant to receive the benefits credited on his behalf under the Plan as of the date of such modification, amendment or discontinuance, and no modification or amendment by action of the Plan Administrator shall have a material effect on the benefits payable under the Plan. Notwithstanding the foregoing, following any amendment and except as provided in Article II with respect to lump sum payments hereunder, benefits may be adjusted as required to take into account the amount of benefits payable under the Management Retirement Plan after the application of the limitations referred to in Section 2.02 hereof.

3.03  Termination of Plan
      The Company reserves the right, by action of the Board of Trustees, to terminate the Plan at any time, provided, however, that no termination shall be effective retroactively. As of the effective date of termination of the Plan: (a) the benefits of any Participant, spouse or Beneficiary whose benefit payments have commenced shall continue to be paid; and
      (b) no further benefits shall accrue on behalf of any Participant whose benefits have not commenced, and such Participant and the Participant's spouse or Beneficiary shall retain the right to benefits hereunder, provided that on or after the effective date of termination the Participant is vested under the Management Retirement Plan.
      All other provisions of this Plan shall remain in effect.

3.04  Plan Not a Contract of Employment
      This Plan is not a contract of employment, and the terms of employment of any Participant shall not be affected in any way by this Plan or related instruments, except as specifically provided therein. The establishment of this Plan shall not be construed as conferring any legal rights upon any person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any person and to treat such person without regard to the effect which such treatment might have upon such person under this Plan. Each Participant and all persons who may have or claim any right by reason of the Participant's participation in this Plan shall be bound by the terms of this Plan and all agreements entered into pursuant thereto.

3.05  Facility of Payment
      In the event that the Plan Administrator shall find that a Participant is unable to care for such Participant's affairs because of illness or accident or because he or she is a minor or has died, the Plan Administrator may, unless claim shall have been made therefor by a duly appointed legal representative, direct that any benefit payment due the Participant, to the extent not payable from a grantor trust, be paid on the Participant's behalf to the Participant's spouse, a child, a parent or other blood relative, or to a person with whom the Participant resides or a legal guardian, and any such payment so made shall be a complete discharge of the liabilities of the Company and the Plan therefor.

3.06  Withholding Taxes
      The Company shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

3.07  Nonalienation
      Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits.

3.08  Assumption of Liabilities
      Notwithstanding any Plan provision to the contrary, at the sole discretion and direction of the Board of Trustees, the Plan may assume liabilities with respect to benefits accrued by a Participant under a plan maintained by such Participant's former employer, and upon such assumption such liabilities shall become the obligation of the Company.

3.09  Claims Procedure
 (a)  Submission of Claims
      Claims for  benefits  under the Plan shall be  submitted in writing to the
      Plan   Administrator   or  to  an   individual   designated  by  the  Plan
      Administrator for this purpose.

 (b)  Exhaustion of Remedy
      No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim for benefits under the Plan until the claimant has first exhausted the procedures promulgated by the Plan Administrator for review of claims.

3.10  Construction
 (a) The Plan is intended to constitute both an excess benefit arrangement and an unfunded deferred compensation arrangement maintained for a select group of management or highly-compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA, and all rights under this Plan shall be governed by ERISA. Subject to the preceding sentence, the Plan shall be construed, regulated and administered under the laws of the State of New York, to the extent such laws are not superseded by applicable federal law.

 (b) The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

 (c)  The  headings  and   subheadings  in  the  Plan  have  been  inserted  for
      convenience of reference only, and are to be ignored in any construction of the provisions thereof.

                         ARTICLE IV. PLAN ADMINISTRATION



4.01  Responsibility for Benefit Determination
      The benefit of a Participant, spouse, or Beneficiary under this Plan shall be determined either by the Plan Administrator, as provided in Section
      4.02 below, or such other party as is authorized under the terms of any grantor trust.

4.02  Duties of Plan Administrator
      The Plan Administrator shall calculate, in accordance with Article II, the benefit of each Participant, spouse or Beneficiary under the Plan. To the extent a Participant's, spouse's or Beneficiary's benefit is payable from the Plan, the Plan Administrator shall have full discretionary authority to resolve any question which shall arise under the Plan as to any person's eligibility for benefits, the calculation of benefits, the form, commencement date, frequency, duration of payment, or the identity of the Beneficiary. Such question shall be resolved by the Plan Administrator under rules uniformly applicable to all person(s) or employee(s) similarly situated.

4.03  Procedure for Payment of Benefits Under the Plan
      With respect to any benefit to which a Participant, spouse or Beneficiary is entitled under this Plan, the Plan Administrator (a) shall direct the commencement of benefit payments hereunder in accordance with the applicable procedures established by the Company and/or the Plan Administrator regarding the disbursement of amounts from the general funds of the Company and (b) shall arrange, in conjunction with any other applicable excess benefit plan, for the payment of benefits under this Plan and/or any other applicable excess benefit plan.

IN WITNESS WHEREOF, Consolidated Edison Company of New York, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of the 25th day of March, 1999.


                                                  By: Richard P. Cowie
                                            Vice President - Employee Relations

                                                Consolidated Edison Company
                                                    of New York, Inc.